Full-Year Fiscal 2025 Results May 8th, 2025 Exhibit 99.2

F U L L - Y E A R F Y 2 5 R E S U L T S This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the Company’s expected financial performance, including revenues, organic revenue growth, diluted EPS, and free cash flow; the Company’s reinvestment in Clear Eyes as supply increases; the Company’s ability to execute on its brand- building strategy and to drive free cash flow and maximize shareholder value; e-commerce growth; the Company’s capital allocation strategy and optionality, including its pursuit of M&A and share buybacks; and the impact of economic uncertainty, inflation and tariffs on the Company’s results of operations. Words such as “continue,” “positioned,” “expect,” “anticipate,” “potential,” “assumption,” “pursue,” “further,” “proven,” “outlook,” “can,” “will,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the ability of the Company’s manufacturing operations and third party manufacturers and logistics providers and suppliers to meet demand for its products and to avoid inflationary cost increases and disruption as a result of labor shortages; the impact of economic and business conditions; consumer trends; competitive pressures; the impact of the Company’s advertising and promotional and new product development initiatives; customer inventory management initiatives; the ability to pass along rising costs to customers without impacting sales; fluctuating foreign exchange rates; evolving U.S. and international tariffs; and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2024. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. All adjusted GAAP numbers presented are footnoted and reconciled to their closest GAAP measurement in the attached reconciliation schedule or in our May 8, 2025 earnings release in the “About Non-GAAP Financial Measures” section. Safe Harbor Disclosure 2

F U L L - Y E A R F Y 2 5 R E S U L T S Agenda for Today’s Discussion 3 I. FY 25 and Performance Recap II. Drivers Positioning Portfolio for Growth III. Financial Overview IV.FY 26 Outlook

F U L L - Y E A R F Y 2 5 R E S U L T S I. FY 25 and Performance Recap

Record FY 25 Results Driven by Proven Business Strategy

FY 25 Sales Highlights

- Record revenue of $1.138 billion, up 1.1% versus prior year
- Outperformance highlighted by strong International segment growth and GI category strength
- Summer's Eve experienced stable performance versus prior year

Superior Earnings and FCF

- Gross Margin expansion, as expected
- Adjusted Diluted EPS[(2)] up 7.3% versus prior year
- Leading FCF profile and resulting Free Cash Flow[(2)] generation

Disciplined Capital Allocation

- Leverage of 2.4x[(3)] owing to disciplined capital allocation
- $52 million in FY 25 share repurchases
- M&A followed by share buybacks remain key optimal capital allocation levers

Prestige Consumer HEALTHCARE
FULL-YEAR FY 25 RESULTS
5

F U L L - Y E A R F Y 2 5 R E S U L T S II. Drivers Positioning Portfolio for Growth

Portfolio Diversity Enables Nimble Marketing Strategy

Agility in Action ...


~11%
~8%

FY 25 Category Growth*

thera tears Debrox Stye

Limited FY 25 Clear Eyes marketing opportunities due to supply constraints

Rapidly identified & executed on adjacent opportunities in Eye & Ear portfolio

*MULO+ Conv 52 weeks ending 3/23/25

... Supported by Brand-Building Playbook

Engaging Campaigns & Content


FIND YOUR DROP
5
VITAL ELECTROLYTES
found in natural tears


Stye
EAR WAX BUILD-UP?
GET
Debrox
LEARN MORE

Insight Driven Innovation


thera tears
EXTRA
12 HOURS

Impactful claims


NEW!
Stye
EYELID CLEANSING WIPES
DO NOT FLUSH

Expanded consumer need states

- Wide-ranging efficacious offerings across consumer eye & ear needs
- Marketing tactics include engaging content, innovation
- Can quickly reinvest in Clear Eyes as supply grows

PrestigeConsumer HEALTHCARE
FULL-YEAR FY 25 RESULTS
7

Continue to Drive Strong E-Commerce Growth

E-Commerce as a % of Net Sales*



+4x
~4%
~11%
~14%
~16%
FY 19
FY 21
FY 23
FY 25

Continued strong performance continued across E-Commerce business amazon
Walmart eCommerce
TARGET .com
instacart

*MULO+ Retail sales data and International assumptions as of 3/23/25

Engaging Content Driving Traffic & Conversion



summer's eve
BOUDREAUX'S BUTT PASTE
GET RASH-UCATED
Step 1
Change Diaper
Step 2
Apply
DenTek
UP YOUR MOUTH GAME
NEW LOOK! SAME PRODUCT
Dental Guards
Prevent grinding & clenching at night

Continuing to Upgrade User Experience



BOUDREAUX'S BUTT PASTE
TREAT & PREVENT DIAPER RASH DISCOMFORT
Max Strength
Butt Barrier
Original Formula
Gift Sets
Sensitive Skin
Natural Aloe



MONISTAT
YEAST INFECTION CURES
Get back to you faster.



THE #1 BRAND IN Stye SYMPTOM RELIEF
WHAT IS A STYE?
WHAT CAUSES A STYE?

Prestige Consumer HEALTHCARE

FULL-YEAR FY 25 RESULTS
8

Wide-Ranging Innovation to Address Consumer Need States


Advanced Herbals
nausea
Kids

WHOLE BODY

FAST PAIN RELIEF
Goody's PLUS
HEADACHE PAIN & MENTAL ALERTNESS
POWDER

Fleet

Hydralyte
REHYDRATION IS A Breeze!
NEW

NEW! 2-IN-1 CONVENIENCE KIT
MAINTAIN
MONISTAT
ODOR CONTROL KIT
DO NOT FLUSH

Product Development Initiatives	Dramamine	Summer's Eve	Goody's	Fleet	Hydralyte	MONISTAT
Extend Brand Through Better Consumer Experience or Claims	✓	✓	✓	✓	✓	✓
Innovate Through Technology or Forms	✓	✓		✓		
New Categories Expansion	Pediatric Nausea		Mental Alertness	Oral Stool Softener		

PrestigeConsumer HEALTHCARE
FULL-YEAR FY 25 RESULTS
9

F U L L - Y E A R F Y 2 5 R E S U L T S III. Financial Overview

F U L L - Y E A R F Y 2 5 R E S U L T S Record Fourth Quarter and FY 25 Performance Highlights FY 25 FY 24 Dollar values in millions, except per share data. $296.5 $104.4 $1.32 $277.0 $90.4 $1.02 Revenue Adjusted EBITDA Adjusted EPS 7.0% 15.5% 28.7% 11 Q 4 $1,137.8 $374.5 $4.52 $1,125.4 $373.9 $4.21 Revenue Adjusted EBITDA Adjusted EPS 1.1% 0.2% 7.3% (2) Revenue of $296.5 million, up 7.9% vs. prior year on an organic basis(1) Adjusted EPS(2) of $1.32, up 28.7% compared to $1.02 prior year Adjusted EBITDA(2) of $104.4 million compared to $90.4 million prior year F u ll -Y e a r (2) (2) (2)

Detailed Financial Results for FY 25

	3 Months Ended			12 Months Ended		
	Q4 FY 25	Q4 FY 24	% Chg	FY 25	FY 24	% Chg
Total Revenue	$ 296.5	$ 277.0	7.0%	$ 1,137.8	$ 1,125.4	1.1%
Gross Profit	170.0	151.8	12.0%	634.5	624.4	1.6%
% Margin	57.3%	54.8%		55.8%	55.5%	
A&M	37.0	37.5	(1.4%)	155.7	153.3	1.6%
% Total Revenue	12.5%	13.5%		13.7%	13.6%	
G&A	27.1	26.5	2.2%	108.2	106.2	1.9%
% Total Revenue	9.1%	9.6%		9.5%	9.4%	
D&A (ex. COGS)	5.1	5.7	(10.9%)	21.3	22.6	(5.6%)
Adj. Operating Income*	$ 100.9	$ 82.2	22.8%	$ 349.2	$ 342.4	2.0%
% Margin	34.0%	29.7%		30.7%	30.4%	
Adj. Earnings Per Share[(2)]	$ 1.32	$ 1.02	28.7%	$ 4.52	$ 4.21	7.3%
Adj. EBITDA[(2)]	$ 104.4	$ 90.4	15.5%	$ 374.5	$ 373.9	0.2%
% Margin	35.2%	32.6%		32.9%	33.2%	

FY 25 Comments

- Revenue up 1.2% organically[(1)] versus prior year
  - International segment up 6% excluding currency
  - North America Women's Health category performance stable
  - Double-digit eCommerce channel growth accelerated in Q4 due to timing
- Gross Margin of 55.8% consistent with expectations
- A&M of 13.7% of Revenue and up in dollars, as expected
- G&A of 9.5% of Revenue
- Adjusted Diluted EPS[(2)] up 7.3% vs. PY

Dollar values in millions, except per share data
Amounts may not add due to rounding

*Adjusted operating income exclude FY 25 impairments of certain non-strategic brands.

Prestige Consumer HEALTHCARE

FULL-YEAR FY 25 RESULTS
12

F U L L - Y E A R F Y 2 5 R E S U L T S Consistent, Strong Free Cash Flow Continued in FY 25 Robust Free Cash Flow Generation Enables Flexible Capital Allocation Strategy 13 Adj. FY Free Cash Flow(2) & Net Leverage(3) Capital Allocation Highlights Dollar values in millions $213 $254 $222 $239 $243 4.2x 3.8x 3.3x 2.8x 2.4x FY 21 FY 22 FY 23 FY 24 FY 25 Significant debt reduction to 2.4x Net Leverage(3) $52 million in share repurchases Building cash balance in advance of future inorganic opportunities Strong Free Cash Flow growth thanks to key business attributes

Disciplined Capital Allocation Priorities Unchanged

Organic Long-**Term Algorithm…**

1. Invest in Current Brands to Drive Organic Growth

Anticipate approximately $1 billion total Free Cash Flow(4) over the next four years enhancing shareholder value

2. Pursue M&A That is Attractive to Shareholders
   Ample Capacity to Pursue Brands & Portfolios of Scale

3. Strategic Share Repurchases
   Balanced Share Repurchases Against Other Priorities

4. Further Net Deleveraging to Enhance Optionality
   Near-term Cash Build to Enhance Future Capital Deployment Flexibility

Prestige Consumer HEALTHCARE

FULL-YEAR FY 25 RESULTS

14

F U L L - Y E A R F Y 2 5 R E S U L T S III. FY 26 Outlook

Well-Positioned Against Volatile FY 26 Backdrop

Potential Macro Overhang	PBH Considerations & Assumptions
Tariff Volatility & Uncertainty	Portfolio widely distributed in needs-based product categories
Associated Inflationary Impacts	Diverse and predominately domestic supplier base
Reduced Consumer Optimism	Working with trusted suppliers to identify short-term & long-term cost savings
	Leading shares enable surgical pricing if necessary

Well-Positioned to Maintain Consistent Performance

Prestige Consumer HEALTHCARE
FULL-YEAR FY 25 RESULTS
16

Initial FY 26 Outlook

Top Line Trends	■ Remain well-positioned in dynamic economic environment ■ Continue to emphasize brand-building on a diverse, needs-based portfolio ■ Revenues of $1,140 to $1,155 million – Organic growth, excluded projected FX headwind, of approximately 1% to 2%
EPS	■ Diluted EPS of $4.70 to $4.82 ■ Anticipate mitigating vast majority of approximately $15 million tariff impact ■ Projecting gross margin expansion, enabling targeted reinvestments
Free Cash Flow & Allocation	■ Free Cash Flow(4) of $245 million or more ■ Disciplined M&A and opportunistic share repurchases remain value-enhancing priorities ■ Capital allocation decisions focused on maximizing shareholder value

Prestige Consumer HEALTHCARE
FULL-YEAR FY 25 RESULTS
17

F U L L - Y E A R F Y 2 5 R E S U L T S Q&A

F U L L - Y E A R F Y 2 5 R E S U L T S Appendix (1) Organic Revenue is a Non-GAAP financial measure and is reconciled to the most closely related GAAP financial measure in the attached Reconciliation Schedules and / or our earnings release dated May 8, 2025 in the “About Non-GAAP Financial Measures” section. (2) Adjusted Net Income, Diluted EPS, EBITDA & EBITDA Margin, Free Cash Flow, and Net Debt are Non-GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and / or in our earnings release dated May 8, 2025 in the “About Non-GAAP Financial Measures” section. (3) Leverage ratio reflects net debt / covenant defined EBITDA. (4) Free Cash Flow for FY 26 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in the attached Reconciliation Schedules and / or in our earnings release dated May 8, 2025 in the “About Non-GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities less projected capital expenditures. 19

F U L L - Y E A R F Y 2 5 R E S U L T S 20 Reconciliation Schedules Adjusted EBITDA Margin Organic Revenue Change Three Months Ended March 31, Year Ended March 31, 2025 2024 2025 2024 (In Thousands) GAAP Total Revenues 296,518$ 276,991$ 1,137,762$ 1,125,357$ Revenue Change 7.0% 1.1% Adjustments: Impact of foreign currency exchange rates - (2,262) - (1,482) Total adjustments -$ (2,262)$ -$ (1,482)$ Non-GAAP Organic Revenues 296,518$ 274,729$ 1,137,762$ 1,123,875$ Non-GAAP Organic Revenue Change 7.9% 1.2% Three Months Ended March 31, Year Ended March 31, 2025 2024 2025 2024 (In Thousands) GAAP Net Income 50,128$ 49,458$ 214,605$ 209,339$ Interest expense, net 10,759 15,260 47,632 67,160 Provision for income taxes 23,831 17,864 69,584 66,686 Depreciation and amortization 7,252 7,843 30,173 30,675 Non-GAAP EBITDA 91,970 90,425 361,994 373,860 Non-GAAP EBITDA Margin 31.0% 32.6% 31.8% 33.2% Adjustments: Tradename impairment 12,466 - 12,466 - Total adjustments 12,466 - 12,466 - Non-GAAP Adjusted EBITDA 104,436$ 90,425$ 374,460$ 373,860$ Non-GAAP Adjusted EBITDA Margin 35.2% 32.6% 32.9% 33.2%

Reconciliation Schedules (Continued)

Adjusted Net Income & Adjusted Diluted EPS

	Three Months Ended March 31,				Year Ended March 31,			
	2025		2024		2025		2024	
	Net Income	Adjusted EPS	Net Income	Adjusted EPS	Net Income	Adjusted EPS	Net Income	Adjusted EPS
(In Thousands, except per share data)								
GAAP Net Income and Diluted EPS	$ 50,128	$ 1.00	$ 49,458	$ 0.98	$ 214,605	$ 4.29	$ 209,339	$ 4.17
Adjustments:								
Tradename impairment	12,466	0.25	-	-	12,466	0.25	-	-
Tax impact of adjustments[(a)]	(2,961)	(0.06)	-	-	(2,961)	(0.06)	-	-
Normalized tax rate adjustment[(b)]	6,266	0.13	1,983	0.04	2,236	0.04	1,983	0.04
Total Adjustments	15,771	0.32	1,983	0.04	11,741	0.23	1,983	0.04
Non-GAAP Adjusted Net Income and Adjusted EPS	$ 65,899	$ 1.32	$ 51,441	$ 1.02	$ 226,346	$ 4.52	$ 211,322	$ 4.21

(a) Income tax effect of above adjustment using the normalized tax rate.

(b) Income tax adjustment to adjust for discrete income tax items.

Adjusted Free Cash Flow

	Three Months Ended March 31,		Year Ended March 31,	
	2025	2024	2025	2024
(In Thousands)				
GAAP Net Income	$ 50,128	$ 49,458	$ 214,605	$ 209,339
Adjustments:				
Adjustments to reconcile net income to net cash provided by operating activities as shown in the Statement of Cash Flows	33,507	22,960	78,851	79,418
Changes in operating assets and liabilities as shown in the Statement of Cash Flows	(21,787)	(5,511)	(41,941)	(39,831)
Total adjustments	11,720	17,449	36,910	39,587
GAAP Net cash provided by operating activities	61,848	66,907	251,515	248,926
Purchases of property and equipment	(3,479)	(3,143)	(8,224)	(9,550)
Non-GAAP Free Cash Flow	$ 58,369	$ 63,764	$ 243,291	$ 239,376

PrestigeConsumer HEALTHCARE
FULL-YEAR FY 25 RESULTS
21

F U L L - Y E A R F Y 2 5 R E S U L T S 22 Reconciliation Schedules (Continued) Projected Free Cash Flow Adjusted Free Cash Flow (In millions) Projected FY 26 GAAP Net Cash provided by operating activities 255$ Additions to property and equipment for cash (10) Projected FY 26 Non-GAAP Free Cash Flow 245$

FY 26 Financial Outlook

Metric	Guidance
Revenue	▪ $1.140 to $1.155 billion ▪ Organic growth of 1% to 2%
Gross Margin	▪ ~56.5%
Marketing	▪ ~14% of net revenue
General & Administrative	▪ ~9.7% of net revenue
Interest Expense	▪ ~$39 million in interest expense
Tax Rate	▪ ~24% effective tax rate
EPS	▪ $4.70 to $4.82
Free Cash Flow[(4)]	▪ $245 million or more

Prestige Consumer HEALTHCARE
FULL-YEAR FY 25 RESULTS
23